UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

CHORD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced on June 16, 2022, Chord Energy Corporation, a Delaware corporation formerly known as Oasis Petroleum Inc. (the “Company”), declared a special dividend of $15.00 (the “Special Dividend”) per share of common stock, $0.01 par value of the Company (the “Common Stock”). The Special Dividend was payable July 8, 2022 to holders of record of Common Stock as of June 29, 2022 (the “Record Date”), in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 7, 2022, by and among the Company, Whiting Petroleum Corporation, a Delaware corporation, Ohm Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, and New Ohm LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, which occurred on July 1, 2022.

On the date hereof, the Company announced that, in connection with the Special Dividend and pursuant to Section 5.1(d) of that certain Warrant Agreement, dated as of November 19, 2020, by and between the Company and Computershare Trust Company, N.A. (the “Warrant Agreement”), and effective as of immediately prior to the opening of business on June 30, 2022, the day after the Record Date, the exercise price for which a holder (each, a “Holder”) of a warrant governed by the Warrant Agreement (each, a “Warrant”) may purchase a share of Common Stock was decreased by $15.00 per share from $90.57 to $75.57 (the “Exercise Price Adjustment”). For the avoidance of doubt, each Warrant remains exercisable for one share of Common Stock.

Pursuant to Section 5(k)(ii) of the Warrant Agreement, and in accordance with Section 11.1(b) and Section 11.2 of the Warrant Agreement, the filing of this Current Report on Form 8-K disclosing the Exercise Price Adjustment shall constitute notice of the same to all Holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHORD ENERGY CORPORATION

Date: July 15, 2022	By:	/s/ M. Scott Regan
M. Scott Regan
Executive Vice President, General Counsel and Secretary

2